Amount Due to a Shareholder (Details) - Schedule of Loans Payable	12 Months Ended
Sep. 30, 2023 USD ($)
Amount Due to a Shareholder (Details) - Schedule of Loans Payable [Line Items]
Carrying amount	$ 200,763
Mr. Kimoto Yasuya [Member]
Amount Due to a Shareholder (Details) - Schedule of Loans Payable [Line Items]
Currency	JPY	[1]
Period	August–October 2023	[1]
Interest rate	5.00%	[1]
Third Party guarantee	NIL	[1]
Directors’ Personal guarantee	NIL	[1]
Carrying amount	$ 200,763	[1]

[1]	The Company borrowed short-term advances from Mr. Kimoto Yasuya to finance the Company’s working capital requirements. The repayment terms are negotiated based on mutual agreement. The amount due to the shareholder as of September 30, 2023 is non-trade, unsecured and interest is at 5% per annum. The Company has subsequently repaid $66,921 in October 2023 and the balance of amount due to shareholder is $133,842 is payable upon the consummation of the initial public offering.